QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2003

Family Dollar Stores, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6807 (Commission File Number)	56-0942963 (I.R.S. Employer Identification No.)
P.O. Box 1017, 10401 Old Monroe Road Charlotte, North Carolina (Address of Principal Executive Offices)		28201-1017 (Zip Code)

Registrant's telephone number, including area code: (704) 847-6961

Item 9. REGULATION FD DISCLOSURE

        On June 25, 2003, Family Dollar Stores, Inc. (the "Company") issued a news release with respect to the reporting of sales and earnings for the third quarter ended May 31, 2003, and other matters relating to the Company's operations and financial condition. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The information set forth in Item 9 above is incorporated herein by this reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAMILY DOLLAR STORES, INC. (Registrant)
Date: June 25, 2003	By:	/s/ GEORGE R. MAHONEY, JR. George R. Mahoney, Jr. Executive Vice President-General Counsel

Exhibit Index

Exhibit No.	Item
99	News Release dated June 25, 2003

QuickLinks

  Item 9. REGULATION FD DISCLOSURE
  Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES